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                                                           Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              DM Management Company
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               (Exact name of issuer as specified in its charter)

           Delaware                                              04-2973769
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

25 Recreation Park Drive, Hingham, Massachusetts                   02043
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   (Address of principal executive offices)                      (Zip Code)

                              DM MANAGEMENT COMPANY
                1993 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
                            (Full title of the plan)

                                 Gordon R. Cooke
    President, Chief Executive Officer and Chairman of the Board of Directors
                              DM Management Company
                            25 Recreation Park Drive
                          Hingham, Massachusetts 02043
                                 (781) 740-2718
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                   (Name and address, including zip code, and
          telephone number, including area code, of agent for service)

                                 WITH A COPY TO:
                           Peter M. Rosenblum, Esquire
                            David R. Pierson, Esquire
                             Foley, Hoag & Eliot LLP
                             One Post Office Square
                           Boston, Massachusetts 02109
                                 (617) 832-1000

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                         CALCULATION OF REGISTRATION FEE

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                                                    Proposed
Title of                           Proposed         Maximum
Securities           Amount        Maximum          Aggregate       Amount of
to be                to be         Offering Price   Offering        Registration
Registered           Registered    Per Share        Price           Fee
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Common Stock         400,000       $28.625(1)       $11,450,000(1)  $3,377.75(1)
(par value $0.01)     shares
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         (1) Estimated pursuant to Rule 457 (c) and (h) based on the average of the high and low prices of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation National Market System on May 27, 1998.


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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         This Registration Statement is registering additional shares of common stock, par value $.01 per share, of DM Management Company (the "Company") issuable pursuant to the Company's 1993 Incentive and Nonqualified Stock Option Plan for which registration statements filed on Form S-8, File Nos. 33-71776, 33-86982, 333-03845 and 333-42183, are already effective.

         The contents of the Company's Registration Statements on Form S-8, File No. 33-71776, 33-86982, 333-03845 and 333-42183, as filed with the Securities and Exchange Commission on November 16, 1993, December 1, 1994, May 16, 1996 and December 12, 1997, respectively, are incorporated herein by reference.

ITEM 8.  EXHIBITS.

 5.1     Opinion of Counsel.

23.1     Consent of Independent Accountants.

23.2     Consent of Counsel (included in Exhibit 5.1).

24.1     Power of Attorney (contained on the signature page).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Hingham, Massachusetts, on this 28th day of May, 1998.

                                             DM MANAGEMENT COMPANY

                                             By: /s/ Gordon R. Cooke
                                                 -------------------------------
                                                 Gordon R. Cooke
                                                 President, Chief Executive
                                                   Officer and Chairman of
                                                   the Board of Directors

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Gordon R. Cooke and Olga L. Conley, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or either of them, may deem necessary or advisable to be done in connection with this Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for either or both of them, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                 Title                    Date
---------                                 -----                    ----

/s/ Gordon R. Cooke                 President, Chief           May 28, 1998
-----------------------              Executive Officer
Gordon R. Cooke                      and Chairman of the
                                     Board of Directors
                                     (Principal Executive
                                     Officer)



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Signature                                 Title                    Date
---------                                 -----                    ----


/s/ Olga L. Conley                  Vice President of          May 28, 1998
-----------------------              Finance, Chief
Olga L. Conley                       Financial Officer
                                     and Treasurer
                                     (Principal Financial
                                     and Accounting
                                     Officer)


/s/ William E. Engbers              Director                   May 28, 1998
-----------------------
William E. Engbers


/s/ Walter J. Levison               Director                   May 28, 1998
-----------------------
Walter J. Levison


/s/ Thomas J. Litle                 Director                   May 28, 1998
-----------------------
Thomas J. Litle


/s/ Ruth M. Owades                  Director                   May 28, 1998
-----------------------
Ruth M. Owades


/s/ Samuel L. Shanaman              Director                   May 28, 1998
-----------------------
Samuel L. Shanaman



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                                  EXHIBIT INDEX

Exhibit
  No.             Description
-------           -----------

 5.1              Opinion of Counsel

23.1              Consent of Independent Accountants

23.2              Consent of Counsel (included in Exhibit 5.1)

24.1              Power of Attorney (contained on the signature page)